                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 22, 2000
                                -----------------
                Date of Report (Date of earliest event reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                   1-2116               23-0366390
        -------------------------------------------------------------------
 (State of Organization)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
               --------------------------------------------------
         (Address of Registrant's Principal Executive Office)(Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)


                            ARMSTRONG HOLDINGS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                  333-32530                 23-3033414
        -----------------------------------------------------------------------
 (State of Organization)   (Commission File Number)          (I.R.S. Employer
                                                          Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
         (Address of Registrant's Principal Executive Office)(Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events
         ------------

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated November 22, 2000 discussing Armstrong World Industries Inc.'s failure to repay $50 million in commercial paper that was due that day.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         Financial Statements.

                  None

         Pro Forma Financial Information.

                  None

         Exhibits.

                  99       Press Release, dated
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARMSTRONG WORLD INDUSTRIES, INC.

                                        By: /s/ William C. Rodruan
                                            ----------------------
                                             William C. Rodruan
                                             Vice President and Controller
                                             (Principal Accounting Officer)



                                        ARMSTRONG HOLDINGS, INC.

                                        By: /s/ William C. Rodruan
                                            ----------------------
                                             William C. Rodruan
                                             Vice President and Controller
                                             (Principal Accounting Officer)


Date: November 27, 2000
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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
-----------                -------

99                         Press Release, dated